UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 07, 2024

ASSERTIO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-39294	85-0598378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Saunders Road, Suite 300, Lake Forest, IL 60045
(Address of Principal Executive Offices; Zip Code)

(224) 419-7106
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
On November 11, 2024, Assertio Holdings, Inc. (the “Company”) issued a press release announcing, and held a conference call to discuss, its financial results for the three and nine months ended September 30, 2024. The press release and transcript of the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.
The information in Item 2.02 of this Current Report on Form 8-K ("Form 8-K") shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the "SEC") made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Peter Staple and Jeffrey Vacirca from the Board of Directors
On November 7, 2024, Peter Staple notified the Board of Directors (the “Board”) of the Company of his intent to retire as a member of the Board, effective November 7, 2024 (the “Effective Date”). Mr. Staple’s retirement from the Board was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On November 7, 2024, Jeffrey Vacirca also notified the Board of the Company of his intent to retire as a member of the Board and its committees, effective as of the Effective Date. Dr. Vacirca’s retirement from the Board was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Appointment of David Stark to the Board of Directors
On November 7, 2024, the Board appointed David Stark to the Board, effective as of the Effective Date. In connection with his appointment to the Board, Mr. Stark was appointed as a member of the Nominating and Corporate Governance Committee of the Board.
Mr. Stark, 56, served as Chief Legal Officer of Teva Pharmaceutical Industries Ltd. (“Teva Pharmaceuticals”) from 2016 to 2024. Mr. Stark joined Teva Pharmaceuticals in 2002 and served in a series of roles with increasing responsibilities in Teva North America and Teva Americas, including as Senior Director, Deputy General Counsel, Vice President and General Counsel, and Senior Vice President and General Counsel, Global Specialty Medicines. Prior to joining Teva, Mr. Stark was an associate attorney in the litigation departments at Willkie Farr & Gallagher LLP between 1998 and 2002, Chadbourne & Parke between 1997 and 1998 and Haight, Gardner, Poor & Havens between 1994 and 1997. Mr. Stark is Founder and CEO of Stark Creative Solutions LLC, specializing in innovative solutions to legal challenges. The Board considered Mr. Stark’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Legal Experience, Mergers and Acquisitions, Corporate Management, and Corporate Strategy. Mr. Stark holds a J.D. from New York University School of Law and a B.A. in Political Science from Northeastern University, summa cum laude.
In connection with his service on the Board, Mr. Stark is entitled to receive the compensation and equity awards applicable to all of the Company’s non-employee directors, as more particularly described in the Company’s Non-Employee Director Compensation and Grant Policy filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 7, 2024. The Company has also entered into its standard form of indemnification agreement with Mr. Stark.
Forward Looking Statements
The statements included in and incorporated by reference into this Form 8-K include forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “anticipates,” “approximates,” “believes,” “could,” “designed,” “estimates,” “expects,” “goal,” “intends,” “may,” “might,” “opportunity,” “outlook,” “plans,” “potential,” “projects,” “prospective,” “pro forma,” “pursues,” “seeks,” “should,” “strategy,” “targets,” “will,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements, including: the Company’s ability to grow sales of, and the commercial success and market acceptance of, Rolvedon and the Company’s other products; the Company’s ability to successfully develop and execute its sales, marketing and promotion strategies using its sales force and non-personal promotion model capabilities; the impact on sales and profits from the entry and sales of generics of the Company’s products and/or other products competitive with any of the Company’s products (including indomethacin suppositories compounded by hospitals and other institutions including a 503B compounder which the Company believes to be violation of certain provisions of the Food, Drug and Cosmetic Act); the timing and impact of additional generic approvals and uncertainty around the recent approvals and launches of generic Indocin products (which are not patent protected and now face generic competition as a result of the August 2023 approval and launch of generic indomethacin suppositories and January 2024 approval and subsequent launch of a generic indomethacin oral suspension product); risks that any new businesses will not be integrated successfully or that the combined company will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer and/or cost more to realize than expected; expected industry trends, including pricing pressures and managed healthcare practices; the Company’s ability to attract and retain executive leadership and key employees; the ability of the Company’s third-party manufacturers to manufacture adequate quantities of commercially salable inventory and active pharmaceutical ingredients for each of the Company’s products on commercially reasonable terms and in compliance with their contractual obligations to the Company, and the Company’s ability to maintain its supply chain which relies on single-source suppliers; the outcome of, and the Company’s intentions with respect to, any litigation or government investigations, including pending and potential future shareholder litigation relating to the Spectrum Merger and/or the recent approval and launch of generic indomethacin suppositories, opioid-related government investigations and opioid-related litigation, the recently unsealed qui tam litigation, as well as Spectrum’s legacy shareholder and other litigation, and other disputes and litigation, and the costs and expenses associated therewith; the Company’s financial cost and outcomes of clinical trials, including the extent to which data from the Rolvedon same-day dosing trial may support ongoing commercialization efforts; the Company’s compliance with legal and regulatory requirements related to the development or promotion of its products; variations in revenues obtained from commercialization agreements and the accounting treatment with respect thereto; the Company’s common stock maintaining compliance with The Nasdaq Capital Market’s minimum closing bid requirement of at least $1.00 per share, particularly in light of our stock trading below or only slightly above $1.00 per share recently as well as recent market activity by a short seller; and the Company’s ability to obtain and maintain intellectual property protection for its products and operate its business without infringing the intellectual property rights of others. For a discussion of additional factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the risks described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. Many of these risks and uncertainties may be exacerbated by public health emergencies and general macroeconomic conditions. The Company does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.
Non-GAAP Financial Measures
To supplement the Company’s financial results presented on a U.S. generally accepted accounting principles (“GAAP”) basis, the Company has included and/or incorporated by reference into this Form 8-K information about non-GAAP measures of EBITDA, adjusted EBITDA, adjusted earnings, adjusted earnings per share, and adjusted operating expenses as useful operating metrics. The Company believes that the presentation of these non-GAAP financial measures, when viewed with results under GAAP provides supplementary information to analysts, investors, lenders, and the Company’s management in assessing the Company’s performance and results from period to period. The Company uses these non-GAAP measures internally to understand, manage and evaluate the Company’s performance and, in part, in the determination of bonuses for executive officers and employees. These non-GAAP financial measures should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.
The statements included in and/or incorporated by reference into this Form 8-K also include estimated full-year non-GAAP adjusted EBITDA and estimated full-year non-GAAP operating expense information, which the Company believes enables investors to better understand the anticipated performance of the business, but should be considered a supplement to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP. No reconciliations of these non-GAAP metrics are provided because some of the information necessary to estimate the most directly comparable financial measures calculated in accordance with GAAP, such as income taxes, fair value change in contingent consideration, and stock-based compensation, is not yet ascertainable or accessible and the Company is unable to quantify these amounts that would be required to be included in such estimates without unreasonable efforts.

Specified Items
Non-GAAP measures included in and/or incorporated by reference into this Form 8-K exclude specified items. The Company considers specified items to be significant income/expense items not indicative of current operations. Specified items may include adjustments to interest expense and interest income, income tax expense (benefit), depreciation expense, amortization expense, sales reserves adjustments for products the Company is no longer selling, stock-based compensation expense, fair value adjustments to contingent consideration or derivative liability, restructuring charges, amortization of fair value inventory step-up as a result of purchase accounting, transaction-related costs, gains, losses or impairments from adjustments to long-lived assets and assets not part of current operations, changes in valuation allowances on deferred tax assets, and gains or losses resulting from debt refinancing or extinguishment.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Assertio Holdings, Inc. Press Release issued on November 11, 2024

	99.2	Transcript of Earnings Conference Call, dated November 11, 2024

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSERTIO HOLDINGS, INC.

Date: November 12, 2024	By:	/s/ Brendan P. O’Grady
Brendan P. O’Grady
Chief Executive Officer (Principal Executive Officer)